EXHIBIT 10.1

CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated May 13, 2010 on the financial statements of Three G Holdings, Inc. as of December 31, 2009 and the related statements of operations, stockholders’ equity and cash flows for the period September 17, 2009 (inception) to December 31, 2009, and the inclusion of our name under the heading “Experts” in the Form S-1 Registration Statement filed with the Securities & Exchange Commission.

/s/  The Hall Group, CPAs
The Hall Group, CPAs
Dallas, Texas

May 13, 2010